UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 12, 2006

Zimmer Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
345 East Main Street
Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(574) 267-6131

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01          OTHER EVENTS
     On December 12, 2006, the Company issued a press release announcing that the Board of Directors has authorized the Company to repurchase up to $1 billion of its common stock through December 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 12, 2006, issued by Zimmer Holdings, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIMMER HOLDINGS, INC.
By:	/s/ Chad F. Phipps
Chad F. Phipps, Associate General Counsel
and Secretary

Dated: December 12, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 12, 2006, issued by Zimmer Holdings, Inc.